Hyzon Motors Business Update HYZON MOTORS | March 23, 2022 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” the negative of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements about our business outlook, expected production and deliveries of vehicles, anticipated future contracts and performance under existing contracts, and development of new facilities and partnerships. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon. These forward-looking statements are subject to a number of risks and uncertainties, including changes risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), the ability to identify additional potential customers and convert them to paying customers, or the ability to manufacture new vehicles, including as a result of disruptions to the supply chain.; and those factors discussed in Hyzon’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021 under the heading “Risk Factors” , Hyzon’s Registration Statement on Form S-1 filed with the SEC on July 30, 2021 and other documents of Hyzon filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hyzon presently does not know or that Hyzon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Hyzon anticipates that subsequent events and developments will cause Hyzon’s assessments to change. However, while Hyzon may elect to update these forward-looking statements at some point in the future, Hyzon specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon nor any of its affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon has not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon, which are derived from its reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Hyzon’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filing to be filed by Hyzon with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Hyzon believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. Hyzon believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon, or an endorsement or sponsorship by or of Hyzon. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Disclaimer

Accelerating growth across all regions to drive hydrogen adoption Employees worldwide 200+ Global locations serving local markets 6 Vehicles on the road with our fuel cell technology 500+ Hyzon vehicles delivered in 2021 87

Hyzon Motors is a hydrogen technology company that enables zero emission mobility and energy independence Hyzon’s Success Anchored in Five Key Company Attributes Leading Technology Hyzon’s core fuel cell technology, developed over nearly 20 years, has the leading power density on the market First mover with heavy duty trucks on the road powered by our core technology Commercial Market Focus Hydrogen is the zero-emission solution for heavy-duty, high-utilization fleets Hydrogen’s distributed production and the ability to scale fueling creates a clear infrastructure advantage Low-Cost, Low-Carbon Intensity Hydrogen Approach Waste-to-Hydrogen & RNG-to-Hydrogen will provide low-cost, low-to-negative carbon fuel while addressing the global waste challenges Leading partners at each step of hydrogen value chain focused on low-cost, clean hydrogen near demand Unlocks the Potential of Hydrogen Hydrogen is expected to develop into a market worth over $1 trillion1 a year by 2050 Commercial fuel cell vehicle market expected to grow exponentially Global Footprint to Address Global Demand Hyzon is accelerating the energy transition on four continents Capturing early adopter market opportunities around the world 1 Goldman Sachs research “Carbonomics” published 2.4.22

Hyzon is on the road today, leading the way towards a hydrogen-powered future Delivered 87 Hyzon FCEV in 2021 Hyzon vehicles in four continents for internal validation and use in real-world demonstrations, trials, and commercial operations FCEV trucks ranging in weight from 18 to 49 tons Deployed in several use cases such as municipal, refuse collection, and heavy steel coil haulage Hyzon trucks on the road TODAY providing operators with zero emissions and grid independence

1 Backlog is defined as orders and non-binding MoUs through 2025 and are subject to cancellation. Backlog as of 3/22/2022 consists of $224M non-binding MoUs and $63M firm orders; includes $92M MoU and $9M firm order with Shanghai HongYun and $115M MoU from Geesink 2 MoUs which have defined units with commercial terms that have not been agreed upon are excluded from our backlog 3 Reflects $13.6 million of contract value to be collected over 5 years Backlog has increased exponentially since July 2021 Strong demand continues to grow as hydrogen is gaining momentum across the world $millions Contract Value remaining3 As of 3/22/2022

Trial kicked off March 2022 Drayage application using Hyzon’s Class 8 hydrogen-powered fuel cell electric truck Hyzon heavy-duty trucks hit U.S. roads in 2022 2022 North America Trial Program Approximately 50% of planned 2022 Hyzon trials will kick off in California as subsidies and mandates drive adoption of zero emissions Multiple large fleets lined up to trial across the United States Significant momentum in Canada to adopt hydrogen Total Transportation Services Trial

Note: US facilities are under construction; NEOM facility expected to be developed under JV with Modern Industrial contemplated in the Tripartite MOU, which sets out the current aims of the parties with respect to the project. Such aims will not constitute binding obligations on any party thereto until definitive agreements are executed. Expanding our global footprint to expand in-house manufactured content and vehicle assembly capacity Hyzon’s Current and Planned Facilities Groningen, The Netherlands Vehicle Engineering/Assembly Technology Development Showroom & Sales Low volume production – expanding in 2022 Rochester, New York, USA Vehicle Engineering & Prototyping Vehicle Sub System Assembly Fuel Cell Testing NEOM, S. Arabia (planned) Vehicle Assembly Joint Venture Bolingbrook, Illinois, USA Hyzon Innovation Center Electrified Powertrain Development Fuel Cell System Assembly Stack/Membrane Electrode Assembly Production Vehicle Sub System Assembly Detroit, Michigan, USA Vehicle/Drivetrain engineering Fuel Cell systems engineering Melbourne, Australia Vehicle Engineering/Assembly Expected to be fully Operational in 2022 Shanghai, China Vehicle Engineering/Assembly Technology Development

Hyzon Innovation Center Bolingbrook Facility, IL Membrane Electrode Assembly (MEA) production line now being commissioned, sufficient to produce 10,000+ heavy-duty fuel cells Electrified powertrain & fuel cell development center of excellence Fuel cell system assembly with initial capacity up to 3,000 units annually, with ability to scale as required Facility has approximately 100,000 sq ft

Increasing Hyzon content enables higher long-term EBITDA margins CAB, SOURCED POWER MANAGEMENT, PROPRIETARY In-house integration with externally sourced parts THERMAL MANAGEMENT, COMBINED CHASSIS, SOURCED eAXLES, PROPRIETARY HYDROGEN STORAGE (20-70kg), COMBINED Remote monitoring Continuous over the air data access Supports maintenance scheduling FUEL CELL, PROPRIETARY VEHICLE CONTROL SOFTWARE, PROPRIETARY Focus on R&D, M&A and direct investment to gain outsized margin vs. today’s sourcing & assembly model In-house integration with externally sourced tanks Note: proprietary content - currently under development (excluding fuel cells)

Hydrogen fuel cells will be the most TCO competitive low-carbon solution for many automotive and non-automotive categories

Hydrogen competitiveness by 2030


Most attractive TCO
Drayage
Refuse
Methanol
Blending of hydrogen in gas network
Fertilizer
Refinery
Large mining
Regional train
Fleet (taxi)
Heavy duty truck
Medium duty truck
Back-up generator
Boiler with existing network
Short-range aircraft
Large construction
Regional aircraft
SUV
Large passenger car
Long-distance coach
Medium-range aircraft
Forklift
Long-distance urban bus
Large drone
Simple cycle turbine
Small regional ferry
Mid-size long range vehicle
Commuter aircraft
Remote generator
Long-range aircraft
Mid-size short range vehicle
Van for urban delivery
Short-distance urban bus
Compact urban car
RoPax
Recreational drone
Boiler with new network
CHP for small buildings
Combined cycle turbine
High grade heating
Steel
Mid grade heating
Small construction & mining
Near-term Hyzon target segments
Compared to low-carbon alternatives (2030)
Compared to conventional alternatives (2030)
TRANSPORTATION
Power generation
Automotive
Off-highway
Aviation
Rail
Marine
Buildings
Industry
Feedstock uses

Source: Hydrogen Council: Path to hydrogen competitiveness: A cost perspective

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Hyzon FCEV priority segments[1] in the United States

Drayage and Refuse fleets show the most compelling economics to shift to hydrogen

PROXIMITY TO ZEV ADOPTION







	Drayage	Refuse	State & Municipal	Utilities	Food & Beverage
Market Size[2]	~186k VIO class 7-8 day cab tractors	~48k VIO class 7-8 cab-over vocational	~163k VIO class 6-8 vocational	~53k VIO class 6-8 vocational	~96k VIO class 6-8 vocational
Proximity to ZEV Adoption	~1-2 years	~2-3 years	~2-3 years	~3+ years	~3+ years
FCEV Advantage	Very High	Very High	High	High	High

Vehicles in Operations "VIO"

[1]"Priority Segments" were determined during phases 1-3 based on a range of criteria including market size, operational fit with FCEV, customer adoption rate, etc.
[2]Source: IHS Markit, Primary, Research, 3rd Party Analysis

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Subsidy And ZEV purchase will drive adoption while costs come down; U.S. market example shows three phases in commercial market focus Priority ZEV State Regulatory Environment State Regulation Date CA, OR, WA, NY 75% of New Class 4-8 Straight Truck Sales 40% of New Class 4-8 Truck Tractor Sales 2035 Other ZEV States 100% of New Vehicle Sales 2050 State Regulations Impacting OEMs1 2040 WA & NY: 100% New Purchases 2027 CA: 100% New Purchases 2035 OR: 90% New Purchases 2050 Other ZEV: 100% New Purchases State & Municipal Fleet Commitments CA Examples: Assembly Bill (AB) 148: Grants to local transportation agencies AB 33: Grants and loans to local governments Senate Bill (SB) 372: Private sector loan and financing program HVIP: Point of sale voucher with authorized dealers and vehicles Grants, Rebates & Incentives 1 Phase 1: Establish distribution and service footprint in leading ZEV States with the highest likelihood of conversion: CA, OR, WA, and NY 2 Phase 2: Expand distribution and service footprint to remaining 11 ZEV States: CO, CT, ME, MD, MA, NJ, NC, PA, RI, VT and VA 3 Phase 3: Grow distribution and service footprint to non-ZEV states, where largest accounts or dealer partners have a presence ZEV States Leading Adoption 1Does not prevent fleet operators in ZEV states from acquiring vehicles in non-ZEV states Source: Deloitte Analysis, Alternative Fuels Data Center, Primary Research 2024-26 CA: 50% New Purchases

The potential of waste-to-hydrogen: Fixed feedstock pricing to produce fuel, alleviating waste challenges

Hydrogen produced from waste solves several problems – waste, CO_2, and localized hydrogen production

22M t[1]

of waste produced per day



Input

RAVEN

Output

2M t

of Hydrogen produced per day[1]


H_2

5.5M t

Municipal Solid Waste (MSW) per day

16.5M t

Agricultural Waste per day

- No combustion.
- No pollutants.

26.7M

barrels of oil equivalent daily[2]

11M t

CO_2 removed per day from oil displaced[3]

[1] Raven SR process expected to produce 1/11 ton hydrogen per ton of waste
[2] Inclusive of a 20% increase of fuel cell efficiency over ICE
[3] Source: EPA

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Hydrogen infrastructure advantage

Hydrogen refueling offers one to one replacement to existing infrastructure



Number of pumps/outlets
251,111
>12x
129,143
>6x
20,000
20,000
Diesel (1) Pumps
Hydrogen(2) Pumps
180kW (3)
350kW (3)
Battery Charger Capacity

BEV Infrastructure Disadvantages

- Creates a substantial grid burden
- Requires <u>6-12x</u> fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden

Notes

1. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop
2. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes
3. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger

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Geopolitical and supply chain issues contributing to increasing commodity prices Batteries have experienced significant cost inflation As copper prices increase, grid expansion becomes more cost prohibitive Security for supply of oil is being replaced with scarce metals 572% 84% 114% 164% (2) (3) Price Performance of Key Metals Indexed to 100; Since March 2021 299% Breaking Down the Cost of Materials(1) Source: FactSet, Department of Energy Does not include cost of manufacturing and depreciation Average across battery capacities for electric vehicles Based on a 160kW fuel cell

Total Cost of Ownership comparison including infrastructure

- **FCEV and BEV are at or close to parity with ICE**
- **TCO comparisons often does not account for infrastructure needs for BEV**
- **In EU, cost of electricity is significantly higher than the US making BEV economics unfavorable**

Cost of Ownership For Class 8 Tractor in California based on Current Vehicle Pricing


$ / mile
At $0.22-$0.25/kWh, equalizing the cost of power on a BTU basis equates to ~$360-$415/Boe (6)
1.37
1.50
1.16
1.71
1.48
Incremental infrastructure cost(4)
Diesel (1)
Fuel Cell(2)
Fuel Cell(2) w/Subsidy
BEV (3) w/Subsidy
Price per unit of energy (5)
6.23
4.00
4.00
0.25

Source: Hyzon Motors, Department of Energy, Bureau of Labor Statistics, IEA

Notes

1. Based on Class 8 truck market average price of $139K, 87.5K miles per year for 8 years, vehicle maintenance of $0.21/mile and fuel economy of 6.25 miles/gal
2. Based on Class 8 truck market price of $590K (without and with purchase subsidies of $240K), 87.5K miles per year for 8 years, vehicle maintenance of $0.18/mile and fuel economy of 7.5 miles/kg
3. Based on Class 8 truck average market price of $347K and purchase subsidies of $120K, infrastructure cost of $270K, 87.5K miles per year for 8 years, vehicle maintenance of $0.15/mile and fuel economy of 0.28 miles/kWh
4. Incremental electricity infrastructure cost of $0.27/mile, based on capital expenditure of $106K (includes 175kW charger, installation cost and CA rebate of $80K) and annual maintenance cost of 10% of capex
5. Price per unit of energy for diesel is $/gal; for BEV is $/kWh and for FCEV is $/kg
6. Based on 1kWh=3,412 BTU and 1 barrel of oil produced in the U.S. = 5,691,000 BTU

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Financial Review Q4 and Full Year 2021

Q4 & 2021 Financial Results Delivered 87 commercial vehicles in Asia and Europe $M (ex. vehicle deliveries) Q4 2021 FY 2021 Vehicle Deliveries 85 87 Revenue $5.1 $6.0 Operating Expenses: Cost of Revenue Research & Development SG&A $20.2 $7.5 $16.1 $21.2 $16.4 $69.8 Total Operating Expenses $43.8 $107.4 Total Other Income: $6.3 $82.1 Non-Controlling Interest $(3.8) $(5.4) Net Loss $(28.6) $(13.8) Full Year Highlights 87 Hyzon FCEV delivered; exceeding 2021 vehicle delivery guidance Revenues lower than expected due to geographic and product mix shift to Asia Contract value of 2021 deliveries $19.6M, of which $13.6M remains to be collected Total COGS recognized in 2021 related to the China sales with multi-year revenue recognition Continue to manage costs as we scale up our global teams and operations Actively navigating supply chain challenges and associated cost increases Focus on increasing R&D activities to further advance our technology Note: Totals may not foot due to rounding

$445M cash on hand as of December 31, 2021 Hyzon is well positioned with cash on hand and zero debt Advancing our plans to expand our operations globally with our asset light model Cash in line with initial target presented in early 2021 Scaling up operations in our Bolingbrook, IL and Rochester, NY facilities with anticipated production of Hyzon fuel cell systems before year end Building out our teams and continue to hire skilled talent globally Continue to prudently manage expenses 1 Cash balance as of date Hyzon went public via SPAC Totals may not foot due to rounding July 19, 20211 December 31, 2021 $534.9 $445.1 Cash and Cash Equivalents

2022 Business Outlook Expect to deliver 300-400 vehicles with deliveries heavily weighted towards the back half of the year as the industry navigates supply chain challenges and global uncertainties Expect to commence assembling vehicles using our flagship, made in the USA, high power, high power-density fuel cells during the second half of 2022 In North America, we expect to have 10-15 Hyzon fuel cell demonstration trucks deployed to multiple trial customers by year end In Europe, Australia and China, expect to ramp up deliveries and streamline assembly processes to meet increasing demand Anticipate a Hyzon / Raven gas-to-hydrogen hub and waste-to-hydrogen hub online by year end

Use of NON-GAAP Financial Information To supplement its condensed consolidated balance sheet and statement of operations and comprehensive loss, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Hyzon Motors Inc. reports EBITDA and Adjusted EBITDA which are non-GAAP financial measures. EBITDA is determined by taking net loss and adding interest, depreciation and amortization. Adjusted EBITDA is determined by taking EBITDA and adding non-cash stock-based compensation expense, change in fair value of private placement warrant liability, change in fair value of earnout liability and other special items determined by management. We believe that these non-GAAP measures, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. EBITDA and Adjusted EBITDA are non-GAAP financial measures, see “Non-GAAP Financial Measures” below for important information regarding these non-GAAP financial measures.

Non-GAAP Financial Measures The following table reconciles net loss to EBITDA and Adjusted EBITDA (in thousands)